Exhibit 10.2

INCREASE SUPPLEMENT

INCREASE SUPPLEMENT, dated as of January 30, 2012, to the Revolving Credit Agreement, dated as of July 24, 2007 (as amended, supplemented, waived or otherwise modified from time to time, the “Revolving Credit Agreement”), among The ServiceMaster Company (as “Parent Borrower”), the U.S. Subsidiary Borrowers (as defined therein) from time to time parties thereto, the Foreign Subsidiary Borrowers (as defined therein) from time to time parties thereto (together with the U.S. Subsidiary Borrowers and the Parent Borrower, the “Borrowers”), the several banks and other financial institutions from time to time parties thereto (the “Lenders”) and Citibank, N.A. as administrative agent, issuing bank and swingline lender for the Lenders (the “Administrative Agent”).  Unless otherwise defined herein, terms defined in the Revolving Credit Agreement and used herein shall have the meanings given to them in the Revolving Credit Agreement.

1.             Pursuant to Section 2.8 of the Revolving Credit Agreement, the Parent Borrower hereby proposes to increase (the “Increase”) the aggregate Commitments from $442,575,757.56 to $447,727,272.70.

2.             The following Lender (the “Increasing Lender”) has been invited by the Parent Borrower, and has agreed, subject to the terms hereof, to increase its Tranche C Revolving Commitment as follows:

Name of Lender	Total Tranche C Revolving Commitment (after giving effect hereto)
JPMorgan Chase Bank, N.A.	$50,000,000.00

3.             Pursuant to Section 2.8 of the Revolving Credit Agreement, by execution and delivery of this Increase Supplement, subject to the satisfaction of each of the conditions set forth in Section 7(b) of Extension Amendment No. 1, the Increasing Lender agrees and acknowledges that it shall have an aggregate Commitment in the amount equal to the amount set forth above next to its name.

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IN WITNESS WHEREOF, the parties hereto have caused this INCREASE SUPPLEMENT to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

JPMORGAN CHASE BANK, N.A.,
as the Increasing Lender

By:	/s/ Sarah Freedman
	Name:	Sarah Freeman
	Title:	Vice President

THE SERVICEMASTER COMPANY,
as Parent Borrower

By:	/s/ Mark W. Peterson
	Name:	Mark W. Peterson
	Title:	SVP and Treasurer

[Increase Supplement]